SECURITIES AND EXCHANGE
                         COMMISSION Washington,
                         D.C.  20549

                               Form 8-K/A
                            (Amendment No. 1)

            Current Report Pursuant to Section 13
                   or 15(d) of the Securities
                   Exchange Act of 1934


     Date of Report  (Date of earliest event reported)
                     November 1, 2000


                 Goddard Industries, Inc.



  (Exact Name of Registrant as Specified in Its Charter)


     Massachusetts        0-2052              04-2268165
(State or Other          (Commission       (I.R.S.
Employer
     Jurisdiction        File Number)      Identification
No.)
of Incorporation)


705 Plantation Street, Worcester, Massachusetts
01605




(Address of Principal Executive Offices) (Zip Code)


                                          (508) 852-
2435 Registrant's telephone number, including area code





(Former Name or Former Address, If Changed Since
Last Report)





   The undersigned Registrant hereby amends its
                 Current Report on
Form 8-K filed on November 15, 2000 as follows:

Item 7.   Financial Statements and Exhibits

  (a) Financial Statements of Business Acquired.

     The following audited financial statements of Mack Valves
Pty Ltd ("Mack Valves"), together with the report thereon by Stockford Limited (formerly McBAIN & Co.), appear as Exhibit 99.1 to this Current Report on Form
8-K/A and are incorporated herein by reference:
      Balance Sheet as at June 30, 2000 and 1999
      Profit and Loss Account for the year ended June
30, 2000 and 1999
      Statement of Cash Flows for the year ended June
30, 2000 and 1999
      Notes to the Financial Statements

     The historical financial statements of Mack
Valves included herein have been prepared in accordance with generally accepted accounting principles in Australia ("Australian GAAP"). The principal differences from US GAAP are: (i)
Australian GAAP allowed for revaluation of freehold land and buildings (freehold land and building assets were not purchased by Registrant), (ii) Australian presentation of Profit and Loss Accounts (Income
Statement) and Balance Sheet differ somewhat from the US in nomenclature, classification and subtotalling and (iii) Australian GAAP does not separately classify the current portion of lease debt or deferred tax balances.

 For purposes of US presentation, only, the auditors
                        have
included items above Operating Profit on the Profit and Loss Accounts.

  (b) Proforma Financial Information.

   The following unaudited consolidating proforma
                      financial
statements of the Registrant and Mack Valves appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  Pro Forma Financial Information
Unaudited Consolidating Proforma Balance Sheet as at
                      September
30, 2000
  and 1999
Unaudited Consolidating Proforma Statement of Income
                       for the
year ended
 September 30, 2000 and 1999

  (c) Exhibits.

Exhibit No.       Description of Exhibit

1          Form of Sale of Business Agreement*+

23.1       Consent of Stockford Limited (formerly
McBAIN & Co.)








99.1 The following audited financial statements of Mack
Valves
          together with the report thereon by
          Stockford Limited (formerly McBAIN & Co.):

     Balance Sheet as at June 30, 2000 and 1999
          Profit and Loss Account for the year ended
         June 30, 2000 and 1999
     Statement of Cash Flows for the year ended June 30,
         2000 and 1999
          Notes to the Financial Statements
99.2 The following unaudited consolidating proforma financial statements of the Registrant and Mack Valves:

          Proforma Financial Information
    Unaudited Consolidating Proforma Balance Sheet as of
          September 30, 2000
    Unaudited Consolidating Proforma Statement of Income for the year ended September 30, 2000

* Confidential treatment requested for certain portions of this document.
+ Previously filed by the Registrant as part of the initial filing of this Current Report on Form 8-K.










                         SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GODDARD INDUSTRIES, INC.
Date:  January  11, 2001   By:/s/Salvatore J. Vinciguerra
                              Salvatore J. Vinciguerra,
President


                      EXHIBIT 23.1 INDEPENDENT AUDITOR'S
                      CONSENT
















We consent to the inclusion in Goddard Industries, Inc.'s
Current Report on Form 8-K/A, of our Independent Audit
Report to the Members dated August 31, 2000, on the financial statements of Mack Valves Pty Ltd, as of and for the years ended June 30, 2000 and 1999.


January 10, 2001                         By:/s/Stockford
Limited
                                            Stockford
Limited
                                            (formerly McBAIN
                                            & Co.)
                                            Melbourne,
                                            Australia






                         MACK VALVES PTY LTD   EXHIBIT 99.1
                     A.C.N  004 274 499
                      FINANCIAL REPORT
              FOR THE YEAR ENDED 30TH JUNE 2000


           INDEPENDENT AUDIT REPORT TO THE MEMBERS

Scope

We have audited the financial report of Mack Valves Pty Ltd for the year ended 30th June, 2000 and 30th June 1999 comprising the Directors' Declaration, balance sheet, profit and loss account, statement of cash flows and notes to the financial report. The company's directors are responsible for the preparation and presentation of the accounts and the information they contain. We have conducted an independent audit of this report in order to express an opinion on it to members of the company.

Our  audit  has  been  conducted in accordance with
Australian  Auditing Standards  to  provide reasonable
assurance as to whether the  financial report  is  free  of
material misstatement.   Our  procedures  included
examination,  on  a test basis, of evidence supporting the
amounts  and other  disclosures  in  the  financial report,
and  the  evaluation  of accounting   policies  and
significant  accounting  estimates.    These procedures have
been undertaken to form an opinion as to whether, in all
material   respects,  the  financial  report  is  presented
fairly   in
accordance with Accounting Standards, other mandatory professional reporting requirements in Australia and statutory requirements so as to present a view of the company which is consistent with our understanding of the company's financial position, the results of its operations and cash flows.
The audit opinion expressed in this report has been formed on the above basis.
Audit Opinion
In our opinion, the financial report of Mack Valves Pty Ltd is in accordance with:
(a) the Corporations Law, including:
    (i) giving a true and fair view of the company's financial position as at 30th June, 2000 and as at 30th June 1999 and of its performance for the years ended on those dates; and

(ii)  complying  with  Accounting Standards and  the  Corporations
Regulations; and

(b) other mandatory professional reporting requirements.


                                                         /s/McBAIN
& CO.
                                                             D.W.
                                                                 Mc
                                                                 Ba
                                                                 in
                                                                 Pa
                                                                 rt
                                                                 ne
                                                                 r
                                                       31st August,
2000


                          MACK VALVES  PTY LTD
                           A.C.N  004 274 499

                         DIRECTORS' DECLARATION





The directors of  Mack Valves Pty Ltd declare that:

1. The financial statements, comprising the profit and loss statement, balance sheet, statement of cash flows and notes to the financial statements:


(a) comply with accounting standards and the Corporations Law; and


  (b) give a true and fair view of the financial position of the company
         as at 30th June, 2000 and 30th June 1999 and performance for the years ended on those dates.

2. In the directors' opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.




                                       ......../s/ Max
Chester..........

                                        ....../s/ Jane
Chester..........
Dated this    31st  day of August, 2000






                      MACK VALVES PTY LTD
                        ACN 004 274 499
                BALANCE SHEET AS AT 30TH JUNE,
2000


                               Note      2000        1999
                                           A$          A$
CURRENT ASSETS
      Cash                      7    135,168       206,251
      Receivables               8  1,486,097       817,328
      Inventories               9  1,625,548      1,731,736
      Other                     10    19,424       15,829

      TOTAL CURRENT ASSETS         3,266,237      2,771,144

NON CURRENT ASSETS
      Property, Plant and Equipment 11
      1,707,392  1,865,421 Other                         12 281,432
      259,274

      TOTAL NON CURRENT ASSETS
1,988,824  2,124,695

TOTAL ASSETS                       5,255,061
4,895,839

CURRENT LIABILITIES
      Creditors and Borrowings             13 712,835
466,054
      Provisions                14   628,343
511,719

TOTAL CURRENT LIABILITIES          1,341,178
977,773

NON CURRENT LIABILITIES
      Creditors and Borrowings             15 42,271
227,452
      Provisions                16    44,912
13,032

      TOTAL NON CURRENT LIABILITIES   87,183
240,484

TOTAL LIABILITIES                  1,428,361
1,218,257

NET ASSETS                         3,826,700      3,677,582
SHAREHOLDERS' EQUITY

      Share Capital             17 1,061,244      1,061,244
      Reserves                  18   354,777       354,777
      Retained Profits             2,410,679      2,261,561

TOTAL SHAREHOLDERS EQUITY          3,826,700      3,677,582













                 The accompanying notes form part of
these accounts.




                            MACK VALVES PTY LTD
                              ACN 004 274 499
                          PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED 30TH
JUNE 2000
                              Note       2000        1999
                                           A$          A$

Sales                               6,973,415     7,052,970

Cost of Sales                     (4,053,916)     (3,922,851)

      Gross Profit                  2,919,499     3,130,119

Selling and Administrative Expenses 2,591.931     2,904,030

                                      327,568     226,089

Other Income (Expense):
      Interest Expense                      -         (5)
      Other Income                     58,979      76,414
Total Other Income                     58,979      76,409

Operating Profit                2    386,547       302,498

Income Tax attributable to
  Operating Profit              4    137,429       109,646

Operating Profit after Income Tax            249,118
192,852

Retained Profits at the beginning of
the financial year                 2,261,561
2,138,709

Total available for appropriation
2,510,679  2,331,561

Dividends provided for or paid                100,000
70,000

Retained Profits at the end of
the financial year                 2,410,679
2,261,561







                      The accompanying notes form
part of these accounts.
                           MACK VALVES PTY LTD
                             ACN 004 274 499
                          STATEMENT OF CASH
                          FLOWS
                     FOR THE YEAR ENDED 30TH
JUNE 2000


                                          2000
                                            1999
                                            A$
                                            A$

CASH FLOW FROM OPERATING ACTIVITIES
Receipts from customers              6,304,646
7,353,041
Payments to suppliers and employees( 6,100,259)
(6,697,517) Sundry income
58,078       70,623
Interest received                       13,545
9,129
Borrowing costs                             -
( 5)
Income tax paid                       ( 68,282)
( 116,792)

Net cash provided by operating
  activities (note 24b)                207,728
618,479


CASH FLOW FROM INVESTING ACTIVIITES
Proceeds from sale of property, plant &
  equipment                             28,500
33,430
Payment for property, plant and equipment           (
26,967)    ( 291,027)

Net cash provided by (used in) investing
  activities                             1,533    (
257,597)


CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from/(repayment of) borrowings:
  related party                     ( 120,000)
120,000
Repayment of leases                  ( 60,344)
( 31,889)
Repayment of borrowings: bank               -
( 175,705)
Dividends paid                      ( 100,000)
( 70,000)

Net cash provided by (used in) financing
  activities                        ( 280,344)

( 157,594)

Net increase in cash held            ( 71,083)

203,288

Cash at beginning of year             206,251

2,963

Cash at end of year (note 24a)        135,168

206,251


















                          MACK
                           VALVES
                           PTY LTD
                           A.C.N
                           004 274
                           499

            NOTES TO AND FORMING PART OF THE
                    FINANCIAL REPORT FOR THE YEAR
                    ENDED 30 JUNE, 2000

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This  general  purpose financial report has been prepared in
accordance with   Accounting  Standards,  other  mandatory
professional  reporting requirements  and  the  Corporations
Law.   Mack  Valves  Pty  Ltd   is classified as a small
proprietary company under the Corporations Law.

The   report  is  prepared  in  accordance  with  the
historical   cost convention, except for certain assets
which, as noted, are at valuation. Except where stated, the accounting policies adopted are consistent with those of the previous year. Comparative information is reclassified where appropriate to enhance comparability.


(a)        Income Tax

The economic entity adopts the liability method of tax-effect accounting whereby the income tax expense shown in the profit and loss account is based on the operating profit before income tax adjusted for any permanent differences.

Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income are brought to account either as provision for deferred income tax or an asset described as future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation, and the anticipation that the economic entity will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

(b)        Inventories

Inventories are measured at the lower of cost and net

realisable  value. A  standard costing system is employed

which absorbs factory labour  and overheads into the

standard cost of finished goods and work in progress.









                          MACK VALVES  PTY LTD
                           A.C.N  004 274 499

            NOTES TO AND FORMING PART OF THE
                    FINANCIAL REPORT FOR THE YEAR
                    ENDED 30 JUNE, 2000

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)


(c)        Property, Plant and Equipment
Property,  plant  and equipment are brought to account  at
cost  or  at independent   or  directors'  valuation,  less
where  applicable,   any accumulated  depreciation  or
amortisation.  The  carrying  amount   of property,  plant
and equipment is reviewed annually by directors to ensure it is not in excess of the recoverable amount from those assets. The recoverable amount is assessed on the basis of the expected net cash flows which will be received from the assets employment and subsequent disposal.
Assets are depreciated on a reducing balance or straight line basis over their estimated useful lives to the entity commencing from the time the asset is held ready for use. The depreciation rates used for plant and equipment are from 20 to 40% reducing balance and from 17 to 20% prime cost. Buildings are depreciated at 2% on a prime cost basis.


(d)        Employee Entitlements

Provision is made for the company's liability for employee entitlements arising from services rendered by employees to
balance date.   Employee entitlements  expected to be
settled within one year have been measured at their nominal amount. Other employee entitlements payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those entitlements.


(e)        Cash

For the purposes of the statement of cash flows, cash includes cash on hand and at call deposits with banks or financial institutions, investments in money market instruments maturing within less than two months and net of bank overdrafts.







                              MACK VALVES PTY LTD
                               A.C.N. 004 274 499

             NOTES TO AND FORMING PART OF THE FINANCIAL
                      STATEMENTS FOR THE YEAR ENDED 30TH
                      JUNE 2000

                                                2000
                                                1999 A$
                                                A$

 NOTE 2 : OPERATING REVENUE

   Sales Revenue                              6,973,415
                         7,052,970
 Other Revenue :
   Interest                                    13,545
9,129
   Export Market Development Grant             23,271
34,704
   Sale of scrap                               26,583
30,419
   Currency Exchange Variances                  8,146
-
   Proceeds from sale of plant & equipment       28,500
33,430
   Sundry income                                       78
-
                                            7,073,538
7,160,652
 NOTE 3: OPERATING PROFIT/LOSS
 Operating profit/loss before income tax is arrived at after crediting and charging the following specific items.

 (a) Charging As Expense :

     Borrowing costs: other persons                   -
                              5
 Depreciation and amortization                    170,433
195,920
 Auditors remuneration:
     -audit                                    30,000
-
     -other services                            5,500
2,600
 Rent- operating leases                        72,775
84,936
 Net foreign exchange loss                              -
-
 Provision for employee entitlements           27,200
18,500
  Loss on sale of fixed assets                           -
                            2,019


 (b) Charging As Income :

 Profit on sale of property, plant & equipment
13,938
29,101









                              MACK VALVES PTY LTD
                               A.C.N. 004 274 499


              NOTES TO AND FORMING PART OF THE
                        FINANCIAL STATEMENTS FOR THE
                        YEAR ENDED 30TH JUNE 2000

                                                 2000
1999
                                                   A$
A$
 NOTE 4 : INCOME TAX EXPENSE

 The Prima facie tax payable on operating profit
   is reconciled to the income tax provided in the
  accounts as follows :
Operating profit/(loss) before tax           386,547
                       302,498
 Prima facie tax benefit on operating loss
  before income tax at 36%
139,157
108,899
 Tax effect of permanent differences
 -disallowable expenses                         3,708
2,727
 -non-assessable income
-   (1,980)
 -underprovision for tax in prior year             79
-
 -recognition of future tax benefit previously
    expensed
(22,069)          -
 -devaluation of future tax benefit at 30th June 2000
   due to change in tax rate from 36% to 34%
16,554
-

 Income Tax Expense Attributable To Operating
  Profit/Loss
137,429
109,646

 NOTE 5 : REMUNERATION AND RETIREMENT BENEFITS

 (a) Directors' Remuneration

 Income paid or payable (includes management &
  consulting fees, fringe benefits and
             fringe benefits
 tax payable) to all Directors of each
entity in the
 economic entity by the entities of which
they are
Directors and any related parties            476,557
                       560,094

 Number of directors whose income from the company was within the following bands:

   $      0,000 - $      9,999
2         2

 The names of parent entity Directors who have held office
 during the financial year are :

Max Chester
Jane Chester

 (b) Retirement And Superannuation Payments
 Amounts of a prescribed benefit given during the year
by
 the parent entity or a related party to a Director or a
                       prescribed
 superannuation fund in connection with the retirement
from a
 prescribed office                                   -
-
                             MACK VALVES PTY LTD
                             A.C.N. 004 274 499

           NOTES TO AND FORMING PART OF THE FINANCIAL
                      STATEMENTS FOR THE YEAR ENDED
                      30TH JUNE, 2000

                                              2000
1999
                                                A$
A$
 NOTE 6 : DIVIDENDS

Dividends proposed or paid                    100,000
                       70,000
 Representing $18.85 per share (1999: $13.19), fully franked.


 NOTE 7 : CASH

 Cash At Bank                              132,826
202,973
  Cash On Hand                                2,342
                        3,278
                                           135,168
206,251
 NOTE 8 :  CURRENT ASSETS- RECEIVABLES

 Trade debtors                           1,553,497
892,328
 Other amounts receivable                        7,600
-
 Less : provision for doubtful debts       (75,000)
(75,000)
                                         1,486,097
817,328

  $51,129 of the trade debtors are denominated in U.S.
  dollars. The largest customer comprises 18% of the sales for the year and approximately 20% of the trade debtors at 30th June, 2000.
 No other debtors are greater than 10% of receivables at
                       30th June,
2000.


 NOTE 9 : CURRENT ASSETS - INVENTORIES
 Finished goods                            646,732
760,432
  Work in progress                          143,548
                       120,551
 Raw materials and components
913,268    928,753
 Provision for obsolescence                (78,000)   (78,000)
                                         1,625,548    1,731,736


 NOTE 10 : CURRENT ASSETS - OTHER
  Prepayments                                19,424
                       15,829
                                            19,424     15,829











                                 MACK VALVES PTY LTD
                                 A.C.N. 004 274 499

 NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE YEAR ENDED 30TH JUNE 2000

                                              2000
1999
                                                A$
A$

 NOTE 11 :  PROPERTY, PLANT & EQUIPMENT

 Freehold land and buildings:
 Land: at directors' valuation 1987         500,000
500,000
 Buildings: at directors' valuation 1987  1,000,000
1,000,000
 Buildings: at cost                           4,474
4,474
 Less accumulated depreciation                 (260,963)
                        (240,873)

                                          1,243,511
1,263,601

 Plant and equipment:
 Motor vehicles at cost                     342,477
396,728
 Less accumulated depreciation                 (255,836)
                        (262,390)

                                             86,641
134,338

 Plant at cost                            1,553,100
1,550,436
   Less accumulated depreciation           (1,225,714)
                       (1,130,936)

                                           327,386        419,500
Furniture & Equipment at cost                   50,144     50,144
Less accumulated depreciation                  (43,570)   (41,707)

                                             6,574      8,437

Office equipment at cost                       224,461    200,159
Less accumulated depreciation                 (181,181)  (160,614)

                                            43,280     39,545

Total property, plant & equipment        1,707,392  1,865,421


NOTE 12 : NON-CURRENT ASSETS - OTHER
Future income tax benefit                     281,432        259,274
                                          281,432         259,274

NOTE 13 : CURRENT LIABILITIES - CREDITORS & BORROWINGS

Creditors and accruals:
Denominated in Australian Dollars         467,718       305,710
Denominated in United States Dollars       79,936             -
Owing to controlling entity                   100,000       100,000
Lease liability                            65,181        60,344

                                          712,835       466,054

                              MACK VALVES PTY LTD
                              A.C.N. 004 274 499

NOTES TO AND FORMING PART OF THE FINANCIAL
STATEMENTS
FOR THE YEAR ENDED 30TH JUNE 2000

                                            2000        1999
                                              A$       A$

NOTE 14 : CURRENT LIABILITIES - PROVISIONS

Provision for income tax                 139,055      47,751
Provision for annual leave               181,200     168,000
Provision for long service leave         247,088     264,968
Provision for warranty                    20,000      20,000
Other provisions                          41,000      11,000

                                         628,343     511,719


NOTE 15 : NON-CURRENT LIABILITIES - BORROWINGS

Amount due to parent entity
-                             120,000
Lease liabilities                        42,271      107,452
                                         42,271      227,452


NOTE 16 : NON-CURRENT LIABILITIES - PROVISIONS

Long service leave                       44,912       13,032
                                         44,912       13,032

Aggregate employee entitlement liability 473,200     446,000


NOTE 17 : SHARE CAPITAL

 Issued and paid up
 530,622 (1999: 530,622) ordinary shares,
   fully paid                            1,061,244   1,061,244


                                MACK VALVES PTY LTD
                                A.C.N. 004 274 499

 NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE YEAR ENDED 30TH JUNE 2000

                                             2000            1999
                                               A$          A$

 NOTE 18a : RESERVES

 General reserve                          140,000        140,000
 Asset revaluation reserve                214,777        214,777

                                          354,777        354,777

    There have been no movements in reserves during the period.

NOTE 18b : EARNINGS PER SHARE

   Earnings per ordinary share                46.95       36.34




 NOTE 19 : CAPITAL COMMITMENTS AND CONTINGENT LIABILITIES

 There were no material capital commitments nor contingent liabilities as at 30th June, 2000.


 NOTE 20 : EVENTS SUBSEQUENT TO BALANCE DATE

 There were no material events that occurred after the balance date that have a significant effect on the results and financial position of the entity as at 30th June, 2000.


 NOTE 21 : SEGMENTAL REPORTING

 The principal activity of the company is the manufacture of valves. The company operates predominantly in Australia.








                            MACK VALVES PTY LTD
                            A.C.N. 004 274 499



 NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE YEAR ENDED 30TH JUNE 2000

                                             2000            1999
                                               A$              A$
 NOTE 22: LEASE COMMITMENTS

 Operating leases: motor vehicles

Due within one year                        26,096          17,293
Due within one to two years                21,041          17,293
Due two to five years                       6,606          12,238
Due after five years                            -               -
                                           53,743          46,824

 Operating leases: premises

Due within one year                        57,770          57,310
Due within one to two years                52,770          57,310
Due two to five years                      48,965         100,547
Due after five years                            -               -
                                          159,505         215,167

 Capitalized finance leases: plant & equipment

Due within one year                        70,828          71,354
Due within one to two years                38,352          71,354
Due two to five years                       5,384          43,999
Due after five years                            -               -
                                          114,564         186,707
less future finance charges                (5,235)        (18,912)

Liability as per balance sheet            109,329         167,795


 Leased plant and equipment               243,804         243,804
 (accumulated amortization)              (104,304)        (60,528)
                                          139,500         183,276

 NOTE 23 : RELATED PARTY TRANSACTIONS

 Ultimate Parent Company
 The ultimate parent company is Maxwell Industrial Sales Pty Ltd, a company incorporated in Australia.

 Transactions with Related Parties
      -management fees                    476,557         560,094
      -dividends                          100,000          70,000
      -directors fees                           -               -

    Management services are provided to the company by Maxwell
                            Industrial
Sales Pty Ltd, an entity which owns 100% of its share capital.
 There were no other transactions with related parties during the period.
                           MACK VALVES PTY LTD
                           A.C.N. 004 274 499

 NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE YEAR ENDED 30TH JUNE 2000

                                              2000           1999
                                                A$             A$
 NOTE 24 : CASH FLOW INFORMATION

 (a) Reconciliation Of Cash :

 For the purposes of the statement of cash flows,
  cash includes cash on hand and investments readily convertible to cash, net of outstanding bank overdrafts.

Cash on hand                                 2,342          3,278
Cash at bank                               132,826     202,973

                                           135,168        206,251


 (b) Reconciliation Of Cash Flows From Operations With
       Operating Profit or Loss After Income Tax :


Operating Profit/(Loss) After Income Tax   249,118        192,852

 Add / (Less) : Non-Cash Flows In Operating Result
      Depreciation                         170,433        195,920
      Profit on sale of non-current assets     (13,938)      (27,082)
        Increase / (Decrease) in employee provisions     27,200
18,500
      Increase / (Decrease) in other provisions   60,915        (78,355)

Add / (Less) : Changes In Assets And Liabilities:
     Decrease/ (Increase) in receivables  (668,769)       300,071
     Decrease/ (Increase) in prepayments    (3,595)        32,767
     Decrease/ (Increase) in inventories   106,188         47,443
     Decrease/ (Increase) in deferred taxes payable(22,157)      28,126
     Increase in income taxes payable       91,304       (35,272)
     Increase / (Decrease) in accounts payable        211,029
(56,491)

Cash Flows From Operations                     207,728       618,479

(c) Non-cash Financing and Investing Activities
There were no non-cash financing and investing activities of a material nature.

(d) Credit Stand-by Arrangements and Loan Facilities
The company has a bank overdraft facility amounting to $200,000 (1999
$200,000).
The facility was unused at 30th June 2000 and 1999.







                            MACK VALVES PTY LTD
                            A.C.N. 004 274 499
 NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE PERIOD ENDED 30TH JUNE 2000.

 NOTE 25: FINANCIAL INSTRUMENTS

(a) Interest Rate Risk

The entity's exposure to interest rate risk, which is the risk that a financial instrument's value will fluctuate as a result of changes in market interest rates and the effective weighted average interest rates on classes of financial assets and financial liabilities, is as follows :

30th June, 2000
             Effective       Floating Fixed Interest rate Maturing
             Interest Interest        Within1 To 5  Over 5Non-Int.
             Rate     Rate   1 Year   Years  Years  Bearing  Total
               %        $       $       $       $      $       $
FINANCIAL ASSETS
Cash         4.8      132,826         -     -    -           2,342
135,168
Receivables           -      -        -     -       1,486,097
1,486,097

TOTAL FINANCIAL ASSETS       132,826  -     -    -       1,488,439  1
,621,265

FINANCIAL LIABILITIES
Accounts Payable             -        -     -    -         547,654
547,654
Lease liabilities 7.8 -      65,181   42,271-              -   107,452
Borrowings:Related parties   -        -     -    -         100,000
100,000

TOTAL FINANCIAL LIABILITIES           65,18142,271  -          647,654   755,106

NET FINANCIAL ASSETS                                           866,159

30th June, 1999
             Effective       Floating Fixed Interest rate Maturing
             Interest Interest        Within1 To 5  Over 5Non-Int.
             Rate     Rate   1 Year   Years  Years  Bearing  Total
               %      $      $        $     $           $    $
FINANCIAL ASSETS
Cash         4.5      202,973         -     -    -             3,278  2
06,251
Receivables           -      -        -     -       817,328  817,328

TOTAL FINANCIAL ASSETS       202,973  -     -    -       820,606
1,023,579

FINANCIAL LIABILITIES
Accounts Payable             -        -     -    -       305,710
305,710
Lease liabilities7.8  -      60,344   107,452    -           -
167,796
Borrowings : Related parties
             -        -      -        -     -       220,000   220,000

TOTAL FINANCIAL LIABILITIES  -        60,344107,452-         525,710
693,506

NET FINANCIAL ASSETS                                          330,073


                             MACK VALVES PTY LTD A.C.N. 004 274
                             499

      NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
 FOR THE PERIOD ENDED 30TH JUNE 2000.



 NOTE 25: FINANCIAL INSTRUMENTS (Continued)

(b) Net fair value of financial assets and liabilities

The net fair value of cash and cash equivalent and non-interest bearing monetary financial assets and financial liabilities
approximates their carrying value.
The net fair value of other monetary financial assets and
financial liabilities is based upon market prices where a market exists, or by discounting the expected future cash flows for other assets.
(c) Reconciliation of net financial assets to net assets 2000       1999
                                                       A$
A$

Net financial assets per above                         866,159
330,073

Non-financial assets and liabilities
    Inventories
1,625,548 1,731,736
    Property, plant & equipment
1,707,392 1,865,421
    Future income tax benefit
281,432   259,274
    Provisions
(673,255) (524,751)
    Prepayments                                        9,424
15,829


Net assets per balance sheet                        3,826,700
3,677,582








                                                            EXHIBIT 99.2
Proforma Financial Information
On November 1, 2000, Goddard Industries, Inc. (Goddard) acquired substantially all of the net assets of Mack Valves Pty Ltd (Mack) of Melbourne, Australia in a transaction accounted for as a purchase. The provisional purchase price of $3,618,000 (A$6,921,000) was financed through approximately $3,668,000 of secured credit facilities furnished by Fleet National Bank and National Australia Bank Limited. In addition, contingent consideration up to $639,000 will be required if Mack achieves certain pre-established sales levels during the five-year period ending on September 30, 2005. The excess of the provisional purchase price over the fair value of the assets acquired plus the transactions costs (Goodwill) was approximately $2,794,000.
The proforma exhibits are based upon the audited financial statements of Goddard as of, and for the year ended, September 30, 2000 and the audited financial statements of Mack as of, and for the year ended, June 30, 2000. Income Statement accounts were converted to US dollars using a weighted average exchange rate for the year ending June 30, 2000, of $.6319 per A$. Balance sheet accounts were converted using the June 30,2000 exchange rate of $.6025 per A$. The proforma exhibits include the following:

1) Consolidating proforma balance sheet as of September 30, 2000 that reflects:

  A. The proceeds of the secured bank financing,

   B. payment of deferred finance fees in connection with the secured bank financing,

  C. removal of the Mack assets that were not acquired,

  D. elimination of deferred tax assets related to assets and liabilities not acquired or assumed in the transaction,

  F. accrual of transaction costs, and

   G. recording payment to seller, recording assets at fair value, and recording related Goodwill.

2) Consolidating proforma statement of income that presents income (loss) from continuing operations for the year ended September 30, 2000 as if the above transactions took place on October 3, 1999. The proforma adjustments:

  A. record interest expense on the acquisition financing,

  B. record amortization of deferred finance fees,

   C. eliminate costs incurred by seller that will not be incurred by buyer,

  D. record new rent and consultancy fees,

  E. record amortization of Goodwill over 30 years, and

  F. adjust income tax provision.



                  Goddard Industries, Inc and Subsidiaries
                        Proforma Balance Sheet
                            (in thousands)
                                                        Goddard
                                                       Industries,
                                           Proforma     Inc. and
Mack Valves
                                 Proforma  Adjustments Subsidiaries PTY
LTD
     Current assets:
       Cash                      $    1,384 A $   3,908 $   1,631    $
81
                                            B       (66)
                                            G    (4,170)
       Accounts receivable            1,361                   466
895
       Inventory                      3,025                 2,046
979
       Refundable income taxes           92                    92
-
       Prepaid Items                     59                    47
12
       Deferred income taxes             98                    98
-

         Total current assets         6,019        (328)    4,380
1,967

     Property and Equipment           5,285 C      (906)    4,569
2,214
                                            F      (592)
      Accumulated depreciation      (3,217)C       157    (3,217)
(1,185)
                                            F     1,028

         Property & Equipment, net    2,068        (313)    1,352
1,029

     Other assets
       Deferred income taxes            176 D       (67)       73
170
       Deferred finance fees             73 B        73        -
-
       Investments                      250           -       250
-
       Deferred Charges                  19 E      (131)      150
-
       Goodwill                       2,850 E       613        -
-
                                            F      (436)
                                            B        (7)
                                            G     2,680

         Total other assets           3,368       2,725       473
170

     Total assets                $   11,455    $  2,084 $   6,205 $
3,166

     Current liabilities
       Current maturities
          of long-term debt      $      284  A $    200  $     45  $
39
       Accounts payable                 480                   150
330
       Accrued expenses               1,006  E      482       229
295
       Income taxes payable              84                    -
84
       Deferred compensation             71                    71
-
       Due related companies             60                    -
60
         Total current liabilities    1,985         682       495
808

     Long-term debt
       Deferred compensation            473         -         446
27
       Line of credit                 1,100  A    1,100        -
-
       Notes payable                  2,633  A    2,608        -
25

         Total long-term debt         4,206       3,708       446
52

                                             G   (1,490)
                                             D      (67) Shareholders'
     Equity                           5,264  C     (749)    5,264
2,306
     Total liabilities and shareholders'
       equity                    $   11,455    $  2,084   $ 6,205   $
3,166


     A   Record Bank borrowings
     B   Payment of deferred finance fees
     C   Remove building not transferred
     D   To eliminate deferred income tax asset related to assets and liabilities not transferred
     E   To accrue closing costs and related goodwill
     F   Adjust property and equipment to fair value
     G   Record payment to seller and related additional goodwill





























     Goddard Industries, Inc and Subsidiaries
     Proforma Statement of Income
     (in thousands)

                                                        Goddard
                                                       Industries.
                                           Proforma     Inc. and
Mack Valves
                                 Proforma  Adjustments Subsidiaries
PTY LTD

     Sales                       $  8,220   $           $  3,813    $
4,407

     Cost of sales                  4,963 D       57       2,344
2,562

     Gross profit                   3,257        (57)      1,469
1,845

     Selling & Administrative
       Expenses                     2,793 C     (314)      1,355
1,638
                                          D      114

     Operating income                 464        143         114
207

     Other income (expense)
       Interest expense              (427)A    (367)         (47)
-
                                          B     (13)          -
-
       Amortization of Goodwill       (95)E     (95)          -
-
       Other                          272        -           235
37

         Total other income (expense)(250)     (475)         188
37

     Income before taxes              214      (332)         302
244

     Income taxes                      72 F    (130)         115
87

     Net income                  $    142   $  (202)  $      187  $
157

     Earnings per share:
       Basic                     $   0.07
       Diluted                   $   0.07

     Weighted average number of shares
       Basic                    2,133,709
       Diluted                  2,167,501

       A   Record interest expense on acquisition financing
     B   Record amortization of Deferred finance fees
     C   Eliminate costs incurred by seller not to be incurred by
buyer
     D   Record new rent and consulting fee
     E   Record amortization of Goodwill over 30 years
     F   Adjust income tax provision